    Student Loan Finance Corporation
    Noteholders' Statement Pursuant to Section 5.23 of the Indenture and
     Section 21 of the Servicing Agreement (Unaudited)

    Education Loans Incorporated - 1999-1 Indenture
    Student Loan Asset-Backed Notes, Series 1999-1, 2000-1, 2001-1 and 2002-1 Report for the Month Ended January 31, 2003

I.  Noteholder Information
    ----------------------

A.  Identification of Notes
    -----------------------

    Series    Description                          Cusip #      Due Date
    ----------------------------------------------------------------------------
    1999-1A   Senior Auction Rate Notes .......... 280907AP1 .. December 1, 2035
    1999-1B   Senior Auction Rate Notes .......... 280907AQ9 .. December 1, 2035
    1999-1C   Subordinate Auction Rate Notes ..... 280907AR7 .. December 1, 2035
    2000-1A   Senior Auction Rate Notes .......... 280907AS5 .. December 1, 2035
    2000-1B   Senior Auction Rate Notes .......... 280907AT3 .. December 1, 2035
    2000-1C   Subordinate Auction Rate Notes ..... 280907AU0 .. December 1, 2035
    2001-1A   Senior Auction Rate Notes .......... 280907AV8 .. December 1, 2035
    2001-1B   Senior Auction Rate Notes .......... 280907AW6 .. December 1, 2035
    2001-1C   Subordinate Auction Rate Notes ..... 280907AX4 .. December 1, 2035
    2002-1A   Senior Auction Rate Notes .......... 280907AY2 .. December 1, 2035
    2002-1B   Senior Auction Rate Notes .......... 280907AZ9 .. December 1, 2035
    2002-1C   Subordinate Auction Rate Notes ..... 280907BA3 .. December 1, 2035

B.  Notification of Redemption Call of Notes
    ----------------------------------------

    Series 1999-1:
      None
    Series 2000-1:
      None
    Series 2001-1:
      None
    Series 2002-1:
      None

C.  Principal Outstanding - January, 2003
    -------------------------------------

                                Principal        Principal       Principal         Principal
                             Outstanding,         Borrowed        Payments      Outstanding,
    Series                 Start of Month     During Month    During Month      End of Month
    -----------------------------------------------------------------------------------------
    Series 1999-1:

      1999-1A              $78,000,000.00            $0.00           $0.00    $78,000,000.00
      1999-1B               39,000,000.00             0.00            0.00     39,000,000.00
      1999-1C                9,300,000.00             0.00            0.00      9,300,000.00
                        ---------------------------------------------------------------------
      Total                126,300,000.00             0.00            0.00    126,300,000.00
                        ---------------------------------------------------------------------
    Series 2000-1:
      2000-1A               54,100,000.00             0.00            0.00     54,100,000.00
      2000-1B               54,100,000.00             0.00            0.00     54,100,000.00
      2000-1C               22,000,000.00             0.00            0.00     22,000,000.00
                        ---------------------------------------------------------------------
      Total                130,200,000.00             0.00            0.00    130,200,000.00
                        ---------------------------------------------------------------------
    Series 2001-1:
      2001-1A               79,000,000.00             0.00            0.00     79,000,000.00
      2001-1B               79,000,000.00             0.00            0.00     79,000,000.00
      2001-1C               23,800,000.00             0.00            0.00     23,800,000.00
                        ---------------------------------------------------------------------
      Total                181,800,000.00             0.00            0.00    181,800,000.00
                        ---------------------------------------------------------------------
    Series 2002-1:
      2002-1A               82,700,000.00             0.00            0.00     82,700,000.00
      2002-1B               82,700,000.00             0.00            0.00     82,700,000.00
      2002-1C               24,500,000.00             0.00            0.00     24,500,000.00
                        ---------------------------------------------------------------------
      Total                189,900,000.00             0.00            0.00    189,900,000.00
                        ---------------------------------------------------------------------
    Totals                $628,200,000.00            $0.00           $0.00   $628,200,000.00
                        =====================================================================

D.  Accrued Interest Outstanding - January, 2003
    --------------------------------------------

                        Accrued Interest          Interest         Interest     Accrued Interest         Interest
                            Outstanding,           Accrued         Payments         Outstanding,       Rate As Of
    Series                Start of Month      During Month     During Month         End of Month     End Of Month
    --------------------------------------------------------------------------------------------------------------
    Series 1999-1:
      1999-1A                 $67,340.00        $96,806.67       $89,786.67           $74,360.00         1.43000%
      1999-1B                  33,670.00         47,623.33        44,893.33            36,400.00         1.40000%
      1999-1C                   8,246.00         11,986.67        10,994.67             9,238.00         1.49000%
                  -------------------------------------------------------------------------------
      Total                   109,256.00        156,416.67       145,674.67           119,998.00
                  -------------------------------------------------------------------------------
    Series 2000-1:
      2000-1A                  60,456.75         11,285.86        67,745.22             3,997.39         1.33000%
      2000-1B                  44,782.78         67,339.47        62,695.89            49,426.36         1.43000%
      2000-1C                  27,225.00          4,430.55        29,944.44             1,711.11         1.40000%
                  -------------------------------------------------------------------------------
      Total                   132,464.53         83,055.88       160,385.55            55,134.86
                  -------------------------------------------------------------------------------
    Series 2001-1:
      2001-1A                  43,362.22         99,188.90        93,395.56            49,155.56         1.40000%
      2001-1B                  21,725.00        107,110.83       101,383.33            27,452.50         1.39000%
      2001-1C                  13,923.00         31,931.67        29,988.00            15,866.67         1.50000%
                  -------------------------------------------------------------------------------
      Total                    79,010.22        238,231.40       224,766.89            92,474.73
                  -------------------------------------------------------------------------------
    Series 2002-1:
      2002-1A                  65,470.83        103,788.50        96,483.33            72,776.00         1.44000%
      2002-1B                  42,177.00        104,477.67        98,413.00            48,241.67         1.40000%
      2002-1C                  13,066.67         31,918.05        30,488.89            14,495.83         1.42000%
                  -------------------------------------------------------------------------------
      Total                   120,714.50        240,184.22       225,385.22           135,513.50
                  -------------------------------------------------------------------------------
    Totals                   $441,445.25       $717,888.17      $756,212.33          $403,121.09
                  ===============================================================================

E.  Net Loan Rates for Next Interest Period
    ---------------------------------------

                              Interest Period
    Series                      Starting Date           Net Loan Rate
    ------------------------------------------------------------------
    Series 1999-1:
      1999-1A                       05-Mar-03                   6.54%
      1999-1B                       05-Mar-03                   6.59%
      1999-1C                       05-Mar-03                   6.42%
    Series 2000-1:
      2000-1A                       27-Feb-03                   6.50%
      2000-1B                       06-Mar-03                   6.54%
      2000-1C                       27-Feb-03                   6.29%
    Series 2001-1:
      2001-1A                       13-Mar-03                   6.57%
      2001-1B                       20-Mar-03                   6.58%
      2001-1C                       13-Mar-03                   6.39%
    Series 2002-1:
      2002-1A                       07-Mar-03                   6.53%
      2002-1B                       14-Mar-03                   6.61%
      2002-1C                       14-Mar-03                   6.49%

F.  Noteholders' Carry-Over Amounts - January, 2003
    -----------------------------------------------

                             Carry-Over                                            Carry-Over
                               Amounts,          Additions          Payments         Amounts,
    Series               Start of Month       During Month      During Month     End of Month
    ------------------------------------------------------------------------------------------
    Series 1999-1:
      1999-1A                     $0.00              $0.00             $0.00            $0.00
      1999-1B                      0.00               0.00              0.00             0.00
      1999-1C                      0.00               0.00              0.00             0.00
                       -----------------------------------------------------------------------
      Total                        0.00               0.00              0.00             0.00
                       -----------------------------------------------------------------------
    Series 2000-1:
      2000-1A                      0.00               0.00              0.00             0.00
      2000-1B                      0.00               0.00              0.00             0.00
      2000-1C                      0.00               0.00              0.00             0.00
                       -----------------------------------------------------------------------
      Total                        0.00               0.00              0.00             0.00
                       -----------------------------------------------------------------------
    Series 2001-1:
      2001-1A                      0.00               0.00              0.00             0.00
      2001-1B                      0.00               0.00              0.00             0.00
      2001-1C                      0.00               0.00              0.00             0.00
                       -----------------------------------------------------------------------
      Total                        0.00               0.00              0.00             0.00
                       -----------------------------------------------------------------------
    Series 2002-1:
      2002-1A                      0.00               0.00              0.00             0.00
      2002-1B                      0.00               0.00              0.00             0.00
      2002-1C                      0.00               0.00              0.00             0.00
                       -----------------------------------------------------------------------
      Total                        0.00               0.00              0.00             0.00
                       -----------------------------------------------------------------------
    Totals                        $0.00              $0.00             $0.00            $0.00
                       =======================================================================

G.  Noteholders' Accrued Interest on Carry-Over Amounts - January, 2003
    -------------------------------------------------------------------

                                Accrued           Interest          Interest          Accrued
                              Interest,            Accrued          Payments        Interest,
    Series               Start of Month       During Month      During Month     End of Month
    ------------------------------------------------------------------------------------------
    Series 1999-1:
      1999-1A                     $0.00              $0.00             $0.00            $0.00
      1999-1B                      0.00               0.00              0.00             0.00
      1999-1C                      0.00               0.00              0.00             0.00
                       -----------------------------------------------------------------------
      Total                        0.00               0.00              0.00             0.00
                       -----------------------------------------------------------------------
    Series 2000-1:
      2000-1A                      0.00               0.00              0.00             0.00
      2000-1B                      0.00               0.00              0.00             0.00
      2000-1C                      0.00               0.00              0.00             0.00
                       -----------------------------------------------------------------------
      Total                        0.00               0.00              0.00             0.00
                       -----------------------------------------------------------------------
    Series 2001-1:
      2001-1A                      0.00               0.00              0.00             0.00
      2001-1B                      0.00               0.00              0.00             0.00
      2001-1C                      0.00               0.00              0.00             0.00
                       -----------------------------------------------------------------------
      Total                        0.00               0.00              0.00             0.00
                       -----------------------------------------------------------------------
    Series 2002-1:
      2002-1A                      0.00               0.00              0.00             0.00
      2002-1B                      0.00               0.00              0.00             0.00
      2002-1C                      0.00               0.00              0.00             0.00
                       -----------------------------------------------------------------------
      Total                        0.00               0.00              0.00             0.00
                       -----------------------------------------------------------------------
    Totals                        $0.00              $0.00             $0.00            $0.00
                       =======================================================================

II. Fund Information
    ----------------

A.  Reserve Funds - January, 2003
    -----------------------------

                                                                                          Amount
                                                                              -------------------
    Balance, Start of Month ..................................................     $9,423,000.00
    Additions During Month (From Issuance of Notes) ..........................              0.00
    Less Withdrawals During Month ............................................              0.00
                                                                              -------------------
    Balance, End of Month ....................................................     $9,423,000.00
                                                                              ===================

B.  Capitalized Interest Accounts - January, 2003
    ---------------------------------------------

                                                                                          Amount
                                                                              -------------------
    Balance, Start of Month ..................................................             $0.00
    Additions During Month (From Issuance of Notes) ..........................              0.00
    Less Withdrawals During Month ............................................              0.00
                                                                              -------------------
    Balance, End of Month ....................................................             $0.00
                                                                              ===================

C.  Acquisition Accounts - January, 2003
    ------------------------------------

                                                                                          Amount
                                                                              -------------------
    Balance, Start of Month ..................................................    $12,393,662.54
    Additions During Month:
      Acquisition Funds from Note Issuance ...................................              0.00
      Recycling from Surplus Funds ...........................................     14,350,000.00
    Less Withdrawals for Initial Purchase of Eligible Loans:
      Principal Acquired .....................................................              0.00
      Accrued Income .........................................................              0.00
      Premiums and Related Acquisition Costs .................................              0.00
    Less Withdrawals for Eligible Loans:
      Total Principal Acquired ............................   (25,928,797.21)
      Origination Fees Charged ............................        13,103.16
      Premiums and Related Acquisition Costs ..............      (331,939.60)
                                                            -----------------
      Net Costs of Loans Acquired ............................................    (26,247,633.65)
                                                                              -------------------
    Balance, End of Month ....................................................       $496,028.89
                                                                              ===================

D.  Alternative Loan Guarantee Accounts - January, 2003
    ---------------------------------------------------

                                                                                          Amount
                                                                              -------------------
    Balance, Start of Month ..................................................     $3,355,407.51
    Additions During Month (Initial Purchase of Student Loans) ...............              0.00
    Guarantee Fees Received (Refunded) During Month ..........................              0.00
    Interest Received During Month ...........................................          3,839.88
    Other Additions During Month .............................................        523,677.09
    Less Withdrawals During Month for Default Payments .......................       (345,574.15)
                                                                              -------------------
    Balance, End of Month ....................................................     $3,537,350.33
                                                                              ===================

III. Student Loan Information
     ------------------------

A.  Student Loan Principal Outstanding - January, 2003
                                                                         Amount
                                                        ------------------------
    Balance, Start of Month ............................        $576,557,938.70
    Initial Purchase of Eligible Loans .................                   0.00
    Loans Purchased / Originated .......................          25,928,797.21
    Capitalized Interest ...............................             281,009.14
    Less Principal Payments Received ...................        (14,170,743.12)
    Less Defaulted Alternative Loans Transferred .......           (331,641.03)
    Other Increases (Decreases) ........................            (41,039.75)
                                                        ------------------------
    Balance, End of Month ..............................        $588,224,321.15
                                                        ========================

B.  Composition of Student Loan Portfolio as of January 31, 2003
    ------------------------------------------------------------
                                                                         Amount
                                                        ------------------------
    Aggregate Outstanding Principal Balance ............        $588,224,321.15
    Number of Borrowers ................................                 85,016
    Average Outstanding Principal Balance Per Borrower .                 $6,919
    Number of Loans (Promissory Notes) .................                178,730
    Average Outstanding Principal Balance Per Loan .....                 $3,291
    Weighted Average Interest Rate .....................                  4.46%

C.  Distribution of Student Loan Portfolio by Loan Type as of January 31, 2003
    --------------------------------------------------------------------------

                                            Outstanding
                                              Principal
    Loan Type                                   Balance                 Percent
    ----------------------------------------------------------------------------
    Stafford - Subsidized .........     $187,741,513.47                   31.9%
    Stafford - Unsubsidized .......      132,798,371.49                   22.6%
    Stafford - Nonsubsidized ......           10,182.96                    0.0%
    PLUS ..........................       38,343,361.27                    6.5%
    SLS ...........................           60,363.76                    0.0%
    Consolidation .................       75,806,090.74                   12.9%
    Alternative ...................      153,464,437.46                   26.1%
                                   ---------------------------------------------
    Total .........................     $588,224,321.15                  100.0%
                                   =============================================

D.  Distribution of Student Loan Portfolio by Interest Rate as of
    -------------------------------------------------------------
    January 31, 2003
    ----------------
                                           Outstanding
                                             Principal
    Interest Rate                              Balance                  Percent
    ----------------------------------------------------------------------------
    Less Than 3.00% ...............              $0.00                     0.0%
    3.00% to 3.49% ................    $160,110,971.58                    27.2%
    3.50% to 3.99% ................     $55,575,127.07                     9.4%
    4.00% to 4.49% ................    $136,755,662.28                    23.2%
    4.50% to 4.99% ................    $121,025,572.21                    20.6%
    5.00% to 5.49% ................     $46,550,705.53                     7.9%
    5.50% to 5.99% ................      $5,346,316.13                     0.9%
    6.00% to 6.49% ................     $21,110,253.58                     3.6%
    6.50% to 6.99% ................     $14,548,005.45                     2.5%
    7.00% to 7.49% ................      $6,144,524.75                     1.0%
    7.50% to 7.99% ................      $6,376,078.75                     1.1%
    8.00% to 8.49% ................      $8,875,715.44                     1.5%
    8.50% or Greater ..............      $5,805,388.38                     1.0%
                                   ---------------------------------------------
    Total .........................    $588,224,321.15                   100.0%
                                   =============================================

E.  Distribution of Student Loan Portfolio by Borrower Payment Status as of
    -----------------------------------------------------------------------
    January 31, 2003
    ----------------
                                           Outstanding
                                             Principal
    Borrower Payment Status                    Balance                  Percent
    ----------------------------------------------------------------------------
    School ........................    $158,685,250.19                    27.0%
    Grace .........................      26,438,839.98                     4.5%
    Repayment .....................     307,599,504.40                    52.3%
    Deferment .....................      74,278,741.63                    12.6%
    Forbearance ...................      21,221,984.95                     3.6%
                                   ---------------------------------------------
    Total .........................    $588,224,321.15                   100.0%
                                   =============================================

F.  Distribution of Student Loan Portfolio by Delinquency Status as of
    ------------------------------------------------------------------
    January 31, 2003
    ----------------
                                                  Percent by Outstanding Balance
                                                  ------------------------------
                                       Outstanding      Excluding
                                         Principal   School/Grace  All Loans in
    Delinquency Status                     Balance   Status Loans     Portfolio
    ----------------------------------------------------------------------------
    31 to 60 Days ..............    $18,814,840.25           4.7%          3.2%
    61 to 90 Days ..............      8,456,148.13           2.1%          1.4%
    91 to 120 Days .............      7,070,597.16           1.8%          1.2%
    121 to 180 Days ............      6,769,568.78           1.7%          1.2%
    181 to 270 Days ............      6,325,801.65           1.6%          1.1%
    Over 270 Days ..............      1,607,403.49           0.4%          0.3%
    Claims Filed, Not Yet Paid .      1,160,908.74           0.3%          0.2%
                                ------------------------------------------------
    Total ......................    $50,205,268.20          12.5%          8.5%
                                ================================================

G.  Distribution of Student Loan Portfolio by Guarantee Status as of
    ----------------------------------------------------------------
    January 31, 2003
    ----------------
                                                Outstanding
                                                  Principal
    Guarantee Status                                Balance             Percent
    ----------------------------------------------------------------------------
    FFELP Loan Guaranteed 100% ..........       $901,021.10                0.2%
    FFELP Loan Guaranteed 98% ...........    433,858,862.59               73.8%
    Alternative Loans Non-Guaranteed ....    153,464,437.46               26.1%
                                         ---------------------------------------
    Total ...............................   $588,224,321.15              100.0%
                                         =======================================

H.  Distribution of Student Loan Portfolio by Guarantee Agency as of
    ----------------------------------------------------------------
    January 31, 2003
    ----------------
                                                    Outstanding
                                                      Principal
    Guarantee Agency                                    Balance         Percent
    ----------------------------------------------------------------------------
    Education Assistance Corporation .......... $312,254,836.11           53.1%
    Great Lakes Higher Education Corporation ..   78,595,299.11           13.4%
    California Student Aid Commission .........   12,699,878.85            2.2%
    Student Loans of North Dakota .............            0.00            0.0%
    Texas GSLC ................................    3,738,650.62            0.6%
    Pennsylvania Higher Education Assistance
     Agency ...................................    4,822,664.33            0.8%
    United Student Aid Funds, Inc .............    4,516,835.10            0.8%
    Other Guarantee Agencies ..................   18,131,719.57            3.1%
    Alternative Loans Non-Guaranteed ..........  153,464,437.46           26.1%
                                               ---------------------------------
    Total ..................................... $588,224,321.15          100.0%
                                               =================================

I.  Fees and Expenses Accrued For / Through  January, 2003
    ------------------------------------------------------
                                                                      For The 1
                                                                    Month Ended
                                      January, 2003               Jan. 31, 2003
                                   ---------------------------------------------
    Servicing Fees ................     $514,700.53                 $514,700.53
    Treas Mgmt / Lockbox Fees .....       13,563.90                   13,563.90
    Indenture Trustee Fees ........       13,449.04                   13,449.04
    Broker / Dealer Fees ..........      135,237.49                  135,237.49
    Auction Agent Fees ............       10,819.01                   10,819.01
    Other Permitted Expenses ......            0.00                        0.00
                                   ---------------------------------------------
    Total .........................     $687,769.97                 $687,769.97
                                   =============================================

J.  Ratio of Assets to Liabilities as of January 31, 2003
    -----------------------------------------------------

                                                                         Amount
                                                           ---------------------
    Total Indenture Assets ................................     $639,698,921.05
    Total Indenture Liabilities ...........................      629,256,875.08
                                                           ---------------------
    Ratio .................................................             101.66%
                                                           =====================

K.  Senior and Subordinate Percentages as of January 31, 2003
    ---------------------------------------------------------

                                                                        Amount
                                                            --------------------
    Aggregate Values .......................................    $639,989,509.06
                                                            ====================
    Senior Notes Outstanding Plus Accrued Interest .........     548,959,787.80
                                                            ====================
    All Notes Outstanding Plus Accrued Interest ............     628,601,099.57
                                                            ====================
    Dividend Prerequisites:
      Senior Percentage (Requirement = 112%) ...............           116.58%
                                                            ====================
      Subordinate Percentage (Requirement = 102%) ..........            101.81%
                                                            ====================
      Available for Dividend - Excess (Shortage)
       Over Dividend Prerequisites .........................    ($1,183,612.50)
                                                            ====================